KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
SCHEDULE OF INVESTMENTS
FEBRUARY 29, 2024
(amounts in 000’s)

(UNAUDITED)

Description	No. of Shares/Units	Value
Long-Term Investments — 136.8%
Equity Investments(1) — 136.8%
Midstream Energy Company(2) — 125.1%
Antero Midstream Corporation	2,218	$29,727
Aris Water Solutions, Inc.	1,183	14,247
Cheniere Energy, Inc.	883	137,101
DT Midstream, Inc.	531	30,602
Enbridge Inc.(3)	1,872	64,441
Energy Transfer LP	17,059	249,744
Enterprise Products Partners L.P.	8,317	228,295
Enterprise Products Partners L.P. — Convertible Preferred Units(4)(5)(6)	40	40,490
Equitrans Midstream Corporation	2,045	21,862
Hess Midstream LP	774	26,381
Kinder Morgan, Inc.	5,948	103,436
Kinetik Holdings Inc.	90	3,175
MPLX LP	3,904	150,079
MPLX LP — Convertible Preferred Units(4)(5)(7)	2,255	86,697
NuStar Energy L.P.	671	15,849
ONEOK, Inc.	2,641	198,373
Pembina Pipeline Corporation(3)	2,062	71,779
Plains All American Pipeline, L.P.	8,703	142,898
Sentinel Midstream Highline JV Holdings LLC(4)(5)(8)(9)(10)	1,500	31,500
Streamline Innovations Holdings, Inc. — Series C Preferred Shares(4)(5)(9)(10)(11)	5,500	31,625
Targa Resources Corp.	1,956	192,155
TC Energy Corporation(3)	1,700	67,216
The Williams Companies, Inc.	6,008	215,928
Western Midstream Partners, LP	3,270	109,385
		2,262,985
Energy Company(2) — 5.9%
Exxon Mobil Corporation	449	46,950
Phillips 66	210	29,922
Shell plc — ADR(3)(12)	480	30,187
		107,059
Utility Company(2) — 4.3%
NextEra Energy, Inc.	400	22,081
Sempra Energy	775	54,692
		76,773

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
SCHEDULE OF INVESTMENTS
FEBRUARY 29, 2024
(amounts in 000’s)

(UNAUDITED)

Description	No. of Shares/Units	Value
Renewable Infrastructure Company(2) — 1.5%
Atlantica Sustainable Infrastructure plc(3)	1,202	$21,588
Clearway Energy, Inc. — Class A	300	6,079
		27,667
Total Long-Term Investments — (Cost — $2,202,912)		2,474,484

Short-Term Investment — Money Market Fund — 0.9%
JPMorgan 100% U.S. Treasury Securities Money Market Fund — Capital Shares, 5.20%(13) (Cost — $15,334)	15,334	15,334
Total Investments — 137.7% (Cost — $2,218,246)		2,489,818

Debt		(361,679)
Mandatory Redeemable Preferred Stock at Liquidation Value		(153,094)
Current Income Tax Receivable, net		7,846
Deferred Income Tax Liability, net		(151,434)
Other Liabilities in Excess of Other Assets		(22,766)
Net Assets Applicable to Common Stockholders		$1,808,691

____________

(1)      Unless otherwise noted, equity investments are common units/common shares.

(2)      Refer to Glossary of Key Terms for definitions of Energy Company, Midstream Energy Company, Renewable Infrastructure Company and Utility Company.

(3)      Foreign security.

(4)      Fair valued on a recurring basis using significant unobservable inputs (Level 3). See Notes 2 and 3 in Notes to Financial Statements.

(5)      The Company’s ability to sell this security is subject to certain legal or contractual restrictions. As of February 29, 2024, the aggregate value of restricted securities held by the Company was $190,312 (7.6% of total assets). See Note 7 — Restricted Securities.

(6)      Enterprise Products Partners L.P. (“EPD”) Series A Cumulative Convertible Preferred Units (“EPD Convertible Preferred Units”) are senior to the common units in terms of liquidation preference and priority of distributions, and pay a distribution of 7.25% per annum. The EPD Convertible Preferred Units are convertible into EPD common units at any time after September 29, 2025 at the liquidation preference amount divided by 92.5% of the 5-day volume weighted average price of EPD’s common units at such time. See Note 3 — Fair Value.

(7)      MPLX LP (“MPLX”) Series A Convertible Preferred Units (“MPLX Convertible Preferred Units”) are convertible on a one-for-one basis into common units of MPLX and are senior to the common units in terms of liquidation preference and priority of distributions. See Note 3 — Fair Value.

(8)      Sentinel Midstream Highline JV Holdings LLC (“Sentinel Midstream”) is a privately-held company that operates energy infrastructure assets near the Texas and Louisiana Gulf Coast which are referred to as Enercoast Energy Infrastructure (“EEI”). The Company is the owner of Series A-2 units which represent a membership interest in Sentinel Midstream (“Sentinel-EEI Series A-2 Units”). The Sentinel-EEI Series A-2 Units are pari passu with Series A-1 Units (together, “Series A Units”), and are senior to other classes of common equity in terms of liquidation preference and priority of distributions. The Series A Units are entitled to receive cash distributions beginning in the quarter ending June 30, 2024. See Note 3 — Fair Value.

(9)      The Company believes that it is an affiliate of Sentinel Midstream and Streamline Innovations Holdings, Inc. (“Streamline”). See Note 5 — Agreements and Affiliations.

(10)    Security is non-income producing.

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
SCHEDULE OF INVESTMENTS
FEBRUARY 29, 2024
(amounts in 000’s)

(UNAUDITED)

(11)    Streamline is a privately-held company. Streamline Series C Preferred Shares are convertible into common equity at any time at the Company’s option and are senior to common equity and Series A and Series B preferred shares in terms of liquidation preference and priority of distributions. Streamline Series C Preferred Shares are entitled to receive a quarterly dividend beginning on March 31, 2025, at an annual rate of 12.0%, which rate shall increase 2.0% each year thereafter to a maximum rate of 18.0%. Streamline Series C Preferred Shares are redeemable by Streamline at any time after March 31, 2025, at a price sufficient for the Company to achieve a 20.0% internal rate of return on its investment.

(12)    ADR — American Depositary Receipt.

(13)    The rate indicated is the yield as of February 29, 2024.

At February 29, 2024, the Company’s geographic allocation was as follows:

Geographic Location	% of Long-Term Investments
United States	89.7%
Canada	8.2%
Europe/U.K.	2.1%

See accompanying notes to financial statements.